SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

April 25, 2001
Date of Report (Date of earliest event reported)

AAMES CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

California	333-54184	95-4438859
(State or other jurisdiction of incorporation)	(Commission file numbers)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California		90071
(Address of principal executive offices)		(ZIP Code)
(213) 210-5000
(Registrant's telephone number, including area code)
NA
(Former name or former address, if changed since last report)

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

See Index to Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION
By: /s/ Ralph W. Flick Ralph W. Flick Assistant Secretary

Dated: May 10, 2001

Index to Exhibits

Index to Exhibits

20.1(a)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Contents)
20.1(b)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Certificate Payment Report)
20.1(c)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Collection Account Report)
20.1(d)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Credit Enhancement Report )
20.1(e)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Collateral Report)
20.1(f)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Delinquency Report)
20.1(g)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (REO Report)
20.1(h)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Prepayment Report)
20.1(i)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Prepayment Detail Report)
20.1(j)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Realized Loss Report)
20.1(k)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Realized Loss Detail Report)
20.1(l)	Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1 - Statement to Certificateholders (Triggers, Adj. Rate Cert. and Miscellaneous Report)

Note that an unofficial copy of the March 2001 Statement to Certificateholders for Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2001-1, which includes all reports filed as Exhibits 20.1(a)-(l), is included in this filing in one PDF format file.